Exhibit 10.1

WAIVER AND CONSENT

WAIVER AND CONSENT, dated as of January 13, 2009 (the "Waiver and Consent"), to the Financing Agreement, dated as of November 6, 2008 (as amended, restated, supplemented or otherwise modified from time to time the "Financing Agreement"), by and among MONACO COACH CORPORATION, a Delaware corporation ("Monaco"), each subsidiary of Monaco listed as a "Borrower" on the signature pages thereto (together with Monaco, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of Monaco listed as a "Guarantor" on the signature pages thereto (together with each other Person that becomes a "Guarantor" thereunder, each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

W I T N E S S E T H :

WHEREAS, the Borrowers, the Guarantors, the Agents and the Lenders are parties to the Financing Agreement, pursuant to which the Lenders have made a term loan to the Borrowers, in the aggregate principal amount of $39,300,000;

WHEREAS, the Loan Parties have requested that the Agents and the Required Lenders waive any Events of Default arising by reason of (i) noncompliance with Section 7.03(d) of the Financing Agreement and (ii) Monaco's contemplated disposition of the parcel of real property owned by it and described on Exhibit A hereto (the "Disposed Property") below the Release Price (as described in the Financing Agreement) as required by Section 7.02(c)(iii) of the Financing Agreement; and

WHEREAS, the Agents and the Required Lenders are willing to waive Section 7.03(d) and Section 7.02(c)(iii) of the Financing Agreement, in each case, pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and agreements herein, the parties hereto hereby agree as follows:

1. Definitions.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Financing Agreement.

2. Waiver and Consent.

(a) (i)           Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Agents and the Required Lenders hereby consent to and waive any Event of Default that would otherwise arise under Section 9.01(c) of the Financing Agreement or otherwise as a result of a breach of Section 7.03(d) of the Financing Agreement as of the date of delivery to the Working Capital Agent of the last borrowing base certificate for the December 2008 fiscal month of the Borrowers; provided, that the Loan Parties have Availability and Qualified Cash of at least $5,800,000 as of the date of delivery to the Working Capital Agent of the last borrowing base certificate for the December 2008 fiscal month of the Borrowers.

(ii) Subject to the conditions set forth in Section 4 hereof, the Agents and the Required Lenders hereby consent to Monaco's disposition of the Disposed Property for Net Cash Proceeds below the Release Price for the Disposed Property and waive any Event of Default that would otherwise arise under Section 9.01(c) of the Financing Agreement or otherwise as a result of a breach of Section 7.02(c)(iii) of the Financing Agreement by reason of such disposition; provided, that (A) the Net Cash Proceeds of such disposition is not less than $270,509.95 and (B) 100% of such Net Cash Proceeds is applied to repay the Term Loan in accordance with Section 2.05(c)(iv) of the Financing Agreement.

(b) The waivers and consents in Section 2(a)(i) and (a)(ii) shall be effective solely in the event the express conditions set forth in Section 2(a)(i) and (a)(ii), respectively, are satisfied and only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions, except as otherwise expressly set forth herein, shall remain in full force and effect.

3. Representations.  Each of the Loan Parties represents and warrants that on the Waiver Effective Date (defined below), after giving effect to the waivers and consents set forth in this Waiver and Consent, no Default or Event of Default has occurred and is continuing on the Waiver Effective Date.

4. Conditions to Effectiveness.  This Waiver and Consent shall become effective only upon, or substantially contemporaneously with, the satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Waiver Effective Date"):

(a) the Agents, the Required Lenders and the Loan Parties shall have executed this Waiver and Consent and shall have received counterparts of this Waiver and Consent which bear the signatures of each Loan Party;

(b) the Loan Parties shall pay to the Collateral Agent for the benefit of the Lenders, in immediately available funds, a fee in the amount of $200,000.00;

(c) the Loan Parties shall have commenced negotiations with the critical vendors listed on Exhibit B hereto in connection with the construction and development of Resort Property Lots located in Naples, Florida and in Bay Harbor, Michigan regarding the payment of outstanding payables;

(d) the Agents shall have received all fees and expenses required to be paid or reimbursed by the Loan Parties pursuant hereto or the Financing Agreement or otherwise, in each case to the extent invoiced to the Loan Parties on or prior to the date hereof, including all such fees and expenses of counsel to the Agents;

(e) the representations and warranties set forth in Section 3 shall be true and correct as of the Waiver Effective Date; and

(f) all other legal matters incident to this Waiver and Consent shall be satisfactory to the Agents and counsel to the Agents.

5. Lien Release.  Subject to satisfaction in full of the conditions set forth in Section 4 hereof, the Collateral Agent shall deliver to Monaco a fully executed release, in the form attached hereto as Exhibit C, releasing the Lien securing the Obligations granted to the Collateral Agent on the Disposed Property.

6. Covenant.  The Loan Parties shall continue to negotiate in good faith with the critical vendors listed on Exhibit B hereto, and the Loan Parties shall use commercially reasonable efforts to enter into agreements with such critical vendors with respect to payment schedules of remaining payables subject to terms and conditions satisfactory to the Agents by February 9, 2009.

7. General Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Loan Party and its Affiliates under the Financing Agreement and the other Loan Documents.  Notwithstanding the foregoing, the Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Waiver and Consent and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Waiver Effective Date arising out of, connected with or related in any way to this Waiver and Consent, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the Waiver Effective Date.

8. Indemnity and Expenses.

(a) Each of the Loan Parties, jointly and severally, hereby agree to indemnify the Agents, the Lenders and their respective employees, agents, members and affiliates from and against any and all claims, losses and liabilities growing out of or resulting from this Waiver and Consent, except claims, losses or liabilities resulting solely and directly from any such indemnified Person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

(b) Each of the Loan Parties, jointly and severally, hereby agree to pay to the Agents upon demand the amount of any and all costs and expenses, including the fees, disbursements and other client charges of the Agents' counsel, which the Agents may incur in connection with this Waiver and Consent.

9. Miscellaneous.

(a) THIS WAIVER AND CONSENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) This Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Waiver and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Waiver and Consent.

(c) This Waiver and Consent shall be binding upon and inure to the benefit of each Loan Party, each Agent, and each Lender, and their respective successors and assigns.

(d) The Borrowers and the Guarantors hereby acknowledge and agree that this Waiver and Consent constitutes a "Loan Document" under the Financing Agreement.  Accordingly, it shall be an Event of Default under the Financing Agreement (i) if any representation or warranty made by any Loan Party under or in connection with this Waiver and Consent shall have been untrue, false or misleading in any material respect when made or (ii) if any Loan Party fails to comply with any covenant contained herein.

(e) Except as expressly set forth herein, this Waiver and Consent is not, and shall not be deemed to be, a waiver of, or a consent to, any Default or Event of Default now existing or hereafter arising under the Financing Agreement or any of the other Loan Documents, and the Agents and the Lenders fully and specifically reserve any and all rights, powers, privileges and remedies under the Financing Agreement and the other Loan Documents with respect to any such Default or Event of Default.

(f) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS WAIVER, CONSENT AND ACKNOWLEDGMENT OR THE ACTIONS OF THE AGENTS AND THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:

MONACO COACH CORPORATION

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

NAPLES MOTORCOACH RESORT, INC.

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

OUTDOOR RESORTS OF LAS VEGAS, INC.

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

OUTDOOR RESORTS MOTORCOACH
COUNTRY CLUB, INC.

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

LA QUINTA MOTORCOACH RESORT, INC.

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

SIGNATURE RESORTS OFMICHIGAN, INC.

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

R-VISION, INC.

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

BISON MANUFACTURING, LLC

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

ROADMASTER LLC

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

GUARANTORS:

SIGNATURE MOTORCOACH RESORTS, INC.

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

PORT OF THE ISLES MOTORCOACH RESORT,
INC.

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

R-VISION HOLDINGS LLC

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

R-VISION MOTORIZED LLC

By:	/s/ P. Martin Daley
	Name:	P. Martin Daley
	Title:	Vice President

ADMINISTRATIVE AGENT, COLLATERAL
AGENT AND LENDER:

ABLECO FINANCE LLC

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Vice Chairman

EXHIBIT A

Description of the Disposed Property

PART OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 36, TOWNSHIP 36 NORTH OF RANGE 4 EAST SITUATE IN OLIVE TOWNSHIP, ELKHART COUNTY, STATE OF INDIANA AND BEING MORE PARTICULARLY DESRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 36; THENCE NORTH 00° 20’ 38” WEST ALONG THE WEST LINE OF SAID QUARTER SECTION A DISTANCE OF 328.72 FEET TO THE PLACE OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING NORTH 00° 20’ 38” WEST ALONG THE WEST LINE OF SAID QUARTER SECTION A DISTANCE OF 566.4 FEET; THENCE NORTH 88° 21’ 49” EAST A DISTANCE OF 348 FEET; THENCE NORTH 89° 53’ 00” EAST A DISTANCE OF 82.36 FEET; THENCE NORTH 00° 20’ 38” WEST PARALLEL WITH THE SAID WEST LINE A DISTANCE OF 404.59 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 36; THENCE NORTH 89° 53’ 00” EAST ALONG THE SAID NORTH LINE A DISTANCE OF 220.67 FEET TO THE NORTHEAST CONRER OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION SECTION 36; THENCE SOUTH ALONG THE EAST LINE OF SAID QUARTER SECTION A DISTANCE OF 561.54 FEET; THENCE SOUTH 89° 43’ 34” WEST A DISTANCE OF 726 FEET; THENCE SOUTH 00° 14’ 45” EAST A DISTANCE OF 423.95 FEET; THENCE NORTH 89° 54’ 00” WEST ALONG THE NORTH LINE OF THE HOOVER SUBDIVISION AND SAID LINE EXTENDED A DISTANCE OF 1923.26 FEET TO THE PLACE OF BEGINNING OF THIS DESCRIPTION.

EXHIBIT B

Critical Vendors

Naples, Florida:

•	Acunto Landscaping

•	Nassau Pools

•	QE (Quality Enterprises)

•	The Electrical Connection

Bay Harbor, Michigan:

•	Donn Vidosh

•	Harbor Springs Excavation

•	Marc Dutton Irrigation

EXHIBIT C

Form of Lien Release

PARTIAL RELEASE OF MORTGAGE

Notice is hereby given that any lien created by the mortgage executed by Monaco Coach Corporation in favor of Ableco Finance, LLC and filed with the Elkhart County Recorder as Document Number 2008-26861 (the “Mortgage”) is rescinded and released with respect to the real property which is more particularly described as:

PART OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 36, TOWNSHIP OF 36 NORTH OF RANGE 4 EAST SITUATE IN OLIVE TOWNSHIP, ELKHART COUNTY, STATE OF INDIANA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 36, THENCE NORTH 00° 20’ 38” WEST ALONG THE WEST LINE OF SAID QUARTER SECTION A DISTANCE OF 328.72 FEET TO THE PLACE OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING NORTH 00° 20’ 38” WEST ALONG THE WEST LINE OF SAID QUARTER SECTION A DISTANCE OF 566.4 FEET; THENCE NORTH 88° 21’ 49” EAST A DISTANCE OF 348 FEET; THENCE NORTH 89° 53’ 00” EAST A DISTANCE OF 82.36 FEET; THENCE NORTH 00° 20’ 38” WEST PARALLEL WITH THE SAID WEST LINE A DISTANCE OF 404.59 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 36; THENCE NORTH 89° 53’ 00” EAST ALONG THE SAID NORTH LINE A DISTANCE OF 220.67 FEET TO THE NORTHEAST CORNER OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 36; THENCE SOUTH ALONG THE EAST LINE OF SAID QUARTER SECTION A DISTANCE OF 561.54 FEET; THENCE SOUTH 89° 43’ 34” WEST A DISTANCE OF 726 FEET; THENCE SOUTH 00° 14’ 45” EAST A DISTANCE OF 423.95 FEET; THENCE NORTH 89° 54’ 00” WEST ALONG THE NORTH LINE OF THE HOOVER SUBDIVISION AND SAID LINE EXTENDED A DISTANCE OF 1923.26 FEET TO THE PLACE OF BEGINNING OF THIS DESCRIPTION.

This instrument shall constitute legal notice that the Mortgage and any claim of lien arising thereunder is completely and irrevocably released as to the above-described real property.  This instrument shall not affect, diminish nor impair the liens against any remaining property covered, affected by or described in the Mortgage, nor any other property covered, affected by or described in any security instrument, any financing agreement, or any other instrument, other than the above-described real property.

DATED this ______ day of January, 2009.

Ableco Finance, LLC,
a Delaware limited liability company

By:
Name:
Title: